Aspiriant Income Opportunities Fund (the “Fund”)

A series of Aspiriant Trust

Supplement dated February 3, 2016
to the Prospectus and Statement of Additional Information dated June 15, 2015, as supplemented October 29, 2015

This supplement updates information in the Prospectus and Statement of Additional Information (“SAI”) for the Fund and should be read in conjunction with those documents.

Effective February 5, 2016, the Fund’s name will be changed from Aspiriant Income Opportunities Fund to Aspiriant Risk-Managed Municipal Bond Fund.  In connection with the name change, under normal market conditions, the Fund will invest at least 80% of its total assets in municipal securities that pay income that is exempt from regular federal personal income tax.  This investment policy will be a fundamental investment policy of the Fund, which means it cannot be changed without shareholder approval.

Specific changes to the Prospectus and SAI are set forth below.

•	The first sentence of the sections titled “Principal Investment Strategies” on pages 2 and 7 of the Prospectus will be updated as follows:

To achieve its investment objective, under normal market conditions, the Fund invests at least 80% of its total assets in municipal securities that pay income that is exempt from regular federal personal income tax.

•	The new fundamental policy will be added to the section titled “Investment Restrictions” on page 20 of the SAI.

Please retain this supplement for future reference.